UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K
________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 22, 2013

Ruby Tuesday, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue
Maryville, Tennessee 37801
(Address of Principal Executive Offices)

(865) 379-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions  (See General Instructions A.2.below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Adoption of Fiscal Year 2014 Performance Goals

On August 22, 2013, the Executive Compensation Committee (“Committee”) of the Board of Directors of Ruby, Tuesday, Inc. (“Company”) set the performance goals for annual cash incentives for fiscal year 2014 for the Chief Executive Officer (“CEO”) under the 2010 Executive Incentive Compensation Plan (the “2010 Plan”), as well as the performance goals for annual cash incentives for fiscal year 2014 for the Chief Financial Officer (“CFO”) and the remaining Named Executive Officers (“NEOs”), as defined in the Company’s proxy statement.  Pursuant to the terms of the 2010 Plan, which is filed as an exhibit with the Company’s appropriate periodic filings under the Securities and Exchange Act of 1934, the Committee approved annual performance goals based on (1) Company earnings before interest, taxes, depreciation and amortization after adjustment for certain specified items (“Adjusted EBITDA”) and (2) a specified Ruby Tuesday concept guest count for certain periods of the fiscal year (“Guest Count”).  A base incentive will be determined by the Company’s Adjusted EBITDA performance for fiscal year 2014 (“Base Incentive”).  The Base Incentive can be enhanced by as much as 50% depending on the Guest Count; however, in no event will any bonus exceed the maximum Base Incentive available under the Adjusted EBITDA scale.  For the officers listed below, the Base Incentive potential is as follows:

	Percent of Base Salary for Adjusted EBITDA Performance Level (1)
Officer	Entry	Entry Plus	Target	Maximum
CEO	25%	35%	100%	200%
CFO	15%	21%	60%	120%
NEOs	12.5%	17.5%	50%	100%
(1)	For results above Entry that are between the benchmarks indicated, the amount of the Base Incentive will be determined by straight line interpolation.

For all of these officers, an increase in the Guest Count above a minimum threshold will result in a 25% increase in the earned Base Incentive, and additional growth in the Guest Count will increase the enhancement up to a maximum of 50% of the earned Base Incentive.  In no event, however, will the executive’s bonus exceed the maximum Base Incentive available to that executive on the Adjusted EBITDA performance scale.

Form of Awards

On August 22, 2013, the Committee adopted new forms of award for executive officers under the Ruby Tuesday, Inc. 1996 Stock Incentive Plan and the Ruby Tuesday, Inc. Stock Incentive Plan for the (1) Non-Qualified Stock Option Award; (2) High-Performance Non-Qualified Stock Option Award and (3) Performance-Based Cash Incentive Award.  Copies of the forms of award are attached hereto as Exhibits 10.1, 10.2, and 10.3.

ITEM 9.01		FINANCIAL STATEMENTS AND EXHIBITS.

	(d)	Exhibits.

10.1	Form of Non-Qualified Stock Option Award.
10.2	Form of High-Performance Non-Qualified Stock Option Award.
10.3	Form of Performance-Based Cash Incentive Award.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ruby Tuesday, Inc.
(Registrant)

By: /s/ Michael O. Moore
Michael O. Moore
Executive Vice President and
Chief Financial Officer
Date: August 28, 2013